SECOND AMENDMENT TO
TERM LOAN CREDIT AGREEMENT

THIS SECOND AMENDMENT TO TERM LOAN CREDIT AGREEMENT (this “Amendment”), is made and entered into as of September 16, 2016, by and among BRISTOW GROUP INC., a Delaware corporation (the “Borrower”), the Lenders party hereto and SUNTRUST BANK, in its capacity as Administrative Agent for the Lenders (the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a certain Term Loan Credit Agreement, dated as of November 5, 2015 (as amended by that certain First Amendment to Term Loan Credit Agreement, dated as of May 23, 2016 and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain financial accommodations available to the Borrower;
WHEREAS, the Borrower has requested that the Lenders amend certain provisions of the Credit Agreement and the Lenders party hereto (constituting Required Lenders under the Credit Agreement) are willing, subject to the terms and conditions set forth herein, to amend the Credit Agreement as provided for herein;
NOW, THEREFORE, for good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, the parties hereto agree as follows:

1.    Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.
2.    Amendments to the Credit Agreement.
(a)    Section 1.1 of the Credit Agreement is hereby amended by replacing the first paragraph in the definition of “Change in Control” in its entirety with the following:
“Change in Control” shall mean the occurrence of one or more of the following events: (i) any sale, lease, exchange or other transfer (in a single transaction or a series of related transactions) of all or substantially all of the assets of the Borrower and its Subsidiaries, taken as a whole, to any Person or “group” (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder in effect on the date hereof), (ii) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or “group” (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the date hereof) of 50% or more of the outstanding shares of the voting stock of the Borrower, or (iii) occupation of a majority of the seats (other than vacant seats) on the board of directors of the Borrower by Persons who were neither (a) members of the board of directors on the Closing Date, (b) nominated, appointed or approved by the board of directors nor (c) appointed by directors so nominated, appointed or approved; provided, however, that, with respect to clause (ii) above a transaction in which the Borrower becomes a Subsidiary of another Person (other than a Person that is an individual) shall not constitute a Change in Control if

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3.    Conditions to Effectiveness of this Amendment. It is understood and agreed that this Amendment shall become effective on the date (the “Second Amendment Effective Date”) when the Administrative Agent shall have received executed counterparts to this Amendment from the Borrower and the Required Lenders.
4.    Representations and Warranties. To induce the Lenders to enter into this Amendment, the Borrower hereby represents and warrants to the Lenders as follows:
(a)    The execution and delivery by the Borrower of this Amendment are within the Borrower’s organizational powers and have been duly authorized by all necessary organizational action;

(b)    The execution, delivery and performance by the Borrower of this Amendment (i) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (ii) will not violate any Requirements of Law applicable to the Borrower or any of its Subsidiaries or any judgment, order or ruling of any Governmental Authority, (iii) will not violate or result in a default under any indenture, material agreement or other material instrument binding on the Borrower or any of its Subsidiaries or any of its assets or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries and (iv) will not result in the creation or imposition of any Lien on any asset of the Borrower or any of its Subsidiaries prohibited under the Loan Documents;

(c)    This Amendment has been duly executed and delivered for the benefit of the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors’ rights and remedies in general; and

(d)    After giving effect to this Amendment, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects (or, in the case of any such representation or warranty under the Credit Agreement or other Loan Documents already qualified as to materiality, in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, and no Default or Event of Default has occurred and is continuing as of the date hereof.

(e)    Since June 30, 2016, there has not occurred any event that has had or could reasonably be expected to have, a Material Adverse Effect.

5.    Effect of Amendment. Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Loan Documents shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Borrower (to the extent that the Borrower is a party thereto) to the Lenders and the Administrative Agent. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement. Upon its effectiveness pursuant to the terms hereof, this Amendment shall constitute a Loan Document for all purposes of the Credit Agreement.
6.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York and all applicable federal laws of the United States of America.
7.    No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Credit Agreement or an accord and satisfaction in regard thereto.

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8.    Costs and Expenses. The Borrower agrees to pay on demand all reasonable, out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of outside counsel for the Administrative Agent with respect thereto.
9.    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in .pdf form shall be as effective as delivery of a manually executed counterpart hereof.
10.    Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective successors, successors-in-titles, and assigns.
11.    Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.
[Signature Pages To Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed, under seal in the case of the Borrower, by their respective authorized officers as of the day and year first above written.

BORROWER:

BRISTOW GROUP INC.

By	/s/ Joseph A. Baj
Name: Joseph A. Baj
Title: Vice President and Treasurer

[Signature Page to Second Amendment to Term Loan Credit Agreement]

LENDERS:

SUNTRUST BANK. individually and as Administrative Agent

By:	/s/ Shannon Juhan
Name: Shannon Juhan
Title: Director

[Signature Page to Second Amendment to Term Loan Credit Agreement]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.

By:	/s/ Kevin Sparks
Name: Kevin Sparks
Title: Director

[Signature Page to Second Amendment to Term Loan Credit Agreement]

BARCLAYS BANK PLC

By:	/s/ Jonathan Wilson
Name: Jonathan Wilson
Title: Director

EXECUTED IN NEW YORK

[Signature Page to Second Amendment to Term Loan Credit Agreement]

BRANCH BANKING AND TRUST COMPANY

By:	/s/ DeVon J. Lang
Name: DeVon J. Lang
Title: Senior Vice President

[Signature Page to Second Amendment to Term Loan Credit Agreement]

COMPASS BANK

By:	/s/ Stephanie Cox
Name: Stephanie Cox
Title: Sr. Vice President

[Signature Page to Second Amendment to Term Loan Credit Agreement]

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Nupur Kumar
Name: Nupur Kumar
Title: Authorized Signatory

By:	/s/ Warren Van Heyst
Name: Warren Van Heyst
Title: Authorized Signatory

[Signature Page to Second Amendment to Term Loan Credit Agreement]

JPMORGAN CHASE BANK, N.A.

By:	/s/ Thomas Okamoto
Name: Thomas Okamoto
Title: Authorized Officer

[Signature Page to Second Amendment to Term Loan Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Jessica McGuire
Name: Jessica McGuire
Title: Assistant Vice President

[Signature Page to Second Amendment to Term Loan Credit Agreement]

Wells Fargo Bank, N.A.

By:	/s/ Corbin M. Womac
Name: Corbin M. Womac
Title: Director

[Signature Page to Second Amendment to Term Loan Credit Agreement]

WHITNEY BANK

By:	/s/ Gregory J. Zaunbrecher
Name: Gregory J. Zaunbrecher
Title: Senior Vice President

[Signature Page to Second Amendment to Term Loan Credit Agreement]